ING Life Insurance and Annuity Company:

Variable Life Account B of ING Life Insurance and Annuity Company

Supplement Dated May 1, 2010

To the Product Prospectuses for:

AetnaVest

AetnaVest II

AetnaVest Plus

AetnaVest Estate Protector

AetnaVest Estate Protector II

The information in this supplement updates and amends certain information contained in the last product prospectus you received.  Keep this supplement with your prospectus for reference.

The company has made changes to Sub-Accounts listed below.  Please refer to the prospectus for each of the underlying funds for comprehensive information.  The following information amends “The Funds” section of your prospectus:

Oppenheimer Variable Account Funds, advised by Oppenheimer Funds, Inc.

•                  Oppenheimer Global Strategic Income Fund/VA: Capital appreciation.

Name changed from Oppenheimer Strategic Bond Fund/VA.